                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ___________
                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              NVIDIA Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                                      94-3177549
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(State of Incorporation or Organization)               (I.R.S. Employer
                                                        Identification no.)

    3535 Monroe Drive, Santa Clara, CA                          95051
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(Address of principal executive offices)                      (Zip code)


If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange
Act and is effective pursuant to General Instruction
A.(c), please check the following box.  [_]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction
A.(d), check the following.  [X]

Securities Act registration statement number to which
this form relates:    333-47495
                   ----------------------------------
                          (if applicable)

                                       1.
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 63 of the Prospectus included in the Registrant's Amendment No. 5 to Form S-1 Registration Statement, No. 333-47495, filed with the Securities and Exchange Commission (the "Commission") on December 23, 1998 and is incorporated herein by reference.

ITEM 2.   EXHIBITS.

     EXHIBIT
     NUMBER              DESCRIPTION

     4.1           Form of Certificate of Incorporation of the Registrant. (1)

     4.2           Form of Bylaws of the Registrant.  (1)

     5.1           Specimen Certificate for Registrant's Common Stock.  (2)
     ______________________________
     (1) Filed as an exhibit to Amendment No. 5 to the Registration Statement and incorporated herein by reference.
     (2) Filed as an exhibit to Amendment No. 1 to the Registration Statement and incorporated herein by reference.

                                       2.
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                              NVIDIA CORPORATION
                              (Registrant)

Date:  January 11, 1999       By:   /s/ Christine B. Hoberg
                                    ----------------------------
                                    Christine B. Hoberg
                                    Chief Financial Officer

                                       3.